-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               December 12, 2000


                      Greenwich Capital Acceptance, Inc.
            -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



 Delaware                            333-34330             06-1199884
 --------------------------------------------------------------------------
 (State or Other Jurisdiction       (Commission          (I.R.S. Employer
 of Incorporation)                  File Number)        Identification No.)

 600 Steamboat Road
 Greenwich, Connecticut                                       06830
 -------------------------------------------------------------------------
 (Address of Principal                                      (Zip Code)
 Executive Offices)

 Registrant's telephone number, including area code:  (203) 622-2700

                                   No Change
  ---------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     Filing of Computational Materials

     In connection with the offering of Fifth Third Bank Mortgage Loan Trust 2000-FTB1 Mortgage Pass-Through Certificates, Series 2000-FTB1, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain materials (the "Computational Materials") for distribution to its prospective investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer-generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

     The Computational Materials, attached hereto as Exhibit 99.1 and Exhibit 99.2, are filed on Form SE dated December 14, 2000. These Computational Materials supersede any prior computational information which may have been previously filed with the Securities and Exchange Commission.

     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

            99.1    Computational Materials filed on Form SE dated
                    December 14, 2000.

            99.2    Computational Materials filed on Form SE dated
                    December 14, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENWICH CAPITAL ACCEPTANCE, INC.



                                    By:  /s/ John Graham
                                         ------------------------
                                         Name:  John Graham
                                         Title:  Vice President



Dated:  December 14, 2000

                                 EXHIBIT INDEX



Exhibit No.                Description


99.1                       Computational Materials filed on Form SE dated
                           December 14, 2000.
99.2                       Computational Materials filed on Form SE dated
                           December 14, 2000.